Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Mitcham Industries, Inc. (the “Company”) on Form 10-K for the annual period ended January 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Guy Malden, Co-Chief Executive Officer of the Company, and Robert P. Capps, Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Guy Malden
Guy Malden
Co-Chief Executive Officer and Executive Vice President-Marine Systems
(Co-Principal Executive Officer)
April 5, 2019